UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 14, 2012

AMERICAN REALTY CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	333- 145949	71-1036989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

On March 14, 2012, American Realty Capital Trust, Inc. (the “Company”) issued a press release announcing that members of its executive management team will ring the closing bell at NASDAQ on Wednesday, March 14, 2011.  The ceremonial ringing of the bell commemorates the listing of the Company’s shares on The Nasdaq Global Select Market, which began trading under the symbol “ARCT” at 9:30 A.M. on March 1, 2012. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated March 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

March 14, 2012	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and President